UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2008

NEONODE INC.
(Exact name of registrant as specified in its charter)

Delaware	0-8419	94-1517641
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

Sweden Warfvingesv’g 45, SE-112 51 Stockholm, Sweden USA 4000 Executive Parkway, Suite 200, San Ramon, CA.		94583
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +468 678 18 50 — Sweden (925) 355-7700 — USA

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 20, 2008, Neonode Inc. announced its results of operations for the three months ended March 31, 2008. A copy of the related press release is being furnished as Exhibit 99.1 this Current Report on Form 8-K and incorporated by reference herein.

7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

(99.1) Press release issued by Neonode Inc.

EXHIBIT NUMBER	EXHIBIT

99.1	Neonode Inc. Announces A Private Placement Of $4.8 Million By Repricing Existing Warrants; First Quarter 2008 Result

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEONODE INC.

Dated: May 20, 2008	By:	/s/ David W. Brunton
David W. Brunton
Chief Financial Officer and Vice President, Finance